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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  May 12, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                          AMERICAN MEDCARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                        2-82208-A              59-2248411
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(State of Other Jurisdiction   (Commission File Number)       (IRS Employee
        of Incorporation)                                 Identification Number)


            2970 Clairmont Road, Suite 950, Atlanta, Georgia 30329
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                   (Address of Principal Executive Offices)


                                (404) 633-0046
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                        (Registrant's Telephone Number
                             Including Area Code)

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Item 5. Other Events.

        The Registrant issued the following press release on May 12, 1997:

         "American Medcare Corporation (OTC Bulletin Board: AMMC) announced today that its planned merger with InfoCure Corporation is proceeding. The Company had recently postponed the merger because of InfoCure's delay in its public offering due to unfavorable stock market conditions.

         The merger agreement with InfoCure provides that simultaneous with the completion of InfoCure's public offering, InfoCure will exchange approximately 3.4 million shares of its common stock for all the issued and outstanding stock of American Medcare. The exact number of shares to be received in the exchange shall be subject to adjustment based on the number of shares of American Medcare outstanding at the time of the merger.

         InfoCure is a newly formed Delaware corporation established by executives of American Medcare for the purpose of effecting acquisitions of certain practice management business systems, including the proposed merger and the proposed public offering. InfoCure filed an amendment to the Registration Statement on May 12, 1997 with the Securities and Exchange Commission for the proposed initial public offering of its common stock. An amended Registration Statement relating to the securities of InfoCure to be offered upon the merger of American Medcare into InfoCure has been filed with the Securities and Exchange Commission.

         American Medcare's products range from DOS and Windows(TM)-based software for solo practitioners to large enterprise-wide software products that operate in the UNIX(TM) or IBM AS/400(TM) environments which address the financial and clinical management needs of large-scale physician practices, Management Service Organizations
         (MSOs), Independent Physician Alliances (IPAs) and solo practitioners. American Medcare is located in Atlanta, Georgia and provides practice management software and services to health care practices throughout the U.S."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERICAN MEDCARE CORPORATION


                                            By:    /s/ Frederick L. Fine
                                                  -----------------------------
                                                  Frederick L. Fine, President


Date:    May 13, 1997